Exhibit 99.1

Schedule A
Consolidated Obligation Bonds Committed to be Issued by the Federal Home Loan Bank of Dallas

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/ RATE SUB-TYPE (3)(4)	NEXT CALL DATE	INITIAL COUPON RATE	PAR AMOUNT
10/23/2019	3130AHFB4	10/25/2019	07/14/2020	04/14/2020	Optional Principal Redemption	European	Fixed/ Constant	04/14/2020	1.690%	$475,000,000
10/23/2019	3130AHFC2	10/28/2019	10/28/2021	04/28/2020	Optional Principal Redemption	Bermudan	Fixed/ Constant	04/28/2020	1.800%	$50,000,000
10/24/2019	3130AHFV0	10/30/2019	10/30/2024	04/30/2020	Optional Principal Redemption	Bermudan	Fixed/ Step Up	01/30/2020	1.850%	$15,000,000
10/24/2019	3130AHFW8	10/30/2019	10/30/2029	04/30/2020	Optional Principal Redemption	Bermudan	Fixed/ Step Up	04/30/2020	2.000%	$15,000,000
10/25/2019	3130AHFY4	10/28/2019	10/28/2021	04/28/2020	Optional Principal Redemption	Bermudan	Fixed/ Constant	04/28/2020	1.800%	$100,000,000
10/25/2019	3130AHFZ1	10/28/2019	10/28/2024	04/28/2020	Optional Principal Redemption	Bermudan	Fixed/ Constant	04/28/2020	2.070%	$50,000,000
10/25/2019	3130AHG31	10/29/2019	10/29/2024	04/29/2020	Optional Principal Redemption	Bermudan	Fixed/ Constant	10/29/2021	1.800%	$25,000,000
10/25/2019	3130AHG49	10/29/2019	06/15/2022	04/29/2020	Optional Principal Redemption	Bermudan	Fixed/ Constant	01/29/2020	1.920%	$15,000,000
10/25/2019	3130AHG56	10/29/2019	10/29/2024	04/29/2020	Optional Principal Redemption	Bermudan	Fixed/ Constant	01/29/2020	2.125%	$50,000,000
10/25/2019	3130AHG64	10/28/2019	10/28/2024	04/28/2020	Optional Principal Redemption	Bermudan	Fixed/ Constant	10/28/2020	2.000%	$150,000,000
10/25/2019	3130AHG72	10/30/2019	07/30/2020	04/30/2020	Optional Principal Redemption	European	Fixed/ Constant	04/30/2020	1.690%	$1,000,000,000
10/25/2019	3130AHG98	10/30/2019	07/30/2020	04/30/2020	Optional Principal Redemption	European	Fixed/ Constant	04/30/2020	1.680%	$1,000,000,000
10/25/2019	3130AHGA5	10/30/2019	10/28/2022	04/28/2020	Optional Principal Redemption	Bermudan	Fixed/ Constant	04/28/2020	1.910%	$10,000,000
10/25/2019	3130AHGB3	10/30/2019	10/30/2024	04/30/2020	Optional Principal Redemption	Bermudan	Fixed/ Constant	04/30/2020	2.020%	$15,000,000

10/25/2019	3130AHGD9	10/30/2019	10/28/2022	04/28/2020	Optional Principal Redemption	Bermudan	Fixed/ Constant	10/28/2020	1.800%	$15,000,000

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Scheduled Amortizing bonds repay principal based upon a predetermined amortization schedule, in accordance with the terms of the bond.

(2)    Call Style Description:

American - redeemable continuously on and after the first redemption date and until maturity.
Bermudan - redeemable on specified recurring dates on and after the first redemption date until maturity.
European - redeemable on a specific date only.
Multi-European - redeemable on particular dates only.
Canary - redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable or from variable to fixed on a predetermined date, according to the terms of the bond; in some cases, the variable coupon may be subject to an interest rate cap.
Fixed bonds pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds pay interest at rates that reset periodically over the life of the bond based upon an index such as 1-month or 3-month LIBOR or the daily Federal Funds rate, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds pay interest at constant fixed rates over the life of the bond, according to the terms of the bond.
Step-Down bonds pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up bonds pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up/Step-Down bonds pay interest at increasing fixed rates and then at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Capped Floater bonds pay interest at variable rates subject to an interest rate ceiling, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.